SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549
                     _______________________________

                                FORM 8-K
                             CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  October 20, 1995


                    CHESAPEAKE UTILITIES CORPORATION
         (Exact name of registrant as specified in its charter)






       Delaware                  0-593                  51-0064146
    (State of other           (Commission            (I.R.S. Employer
    jurisdiction of           File Number)          Identification No.)
     incorporation)


          909 Silver Lake Boulevard, Dover, Delaware          19904
          (Address of principal executive offices)          (Zip Code)


                             (302) 734-6713
          (Registrant's telephone number, including area code)


          861 Silver Lake Boulevard, Dover, Delaware          19904
          (Former name, former address and former fiscal year,
                     if changed since last report.)

Item 5.   Other Events

The attached press release (Exhibit 1) regarding the change in Chesapeake Utilities Corporation's transfer agent and registrar is hereby incorporated by reference.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CHESAPEAKE UTILITIES CORPORATION



/s/ John R. Schimkaitis
--------------------------------
John R. Schimkaitis
Senior Vice President and Assistant Treasurer
(Principal Financial and Accounting Officer)


Date:  October 20, 1995




                                                                  Exhibit 1.

FOR IMMEDIATE RELEASE               Contact:  William C. Boyles
October 20, 1995                              Treasurer & Assistant Secretary
NYSE Symbol:  CPK                             (302) 734-6744



                   CHESAPEAKE UTILITIES CORPORATION ANNOUNCES
                            CHANGE IN TRANSFER AGENT


  Chesapeake Utilities Corporation today announced the appointment of The First National Bank of Boston as its transfer agent and registrar replacing American Stock Transfer & Trust Company. This change in duties is effective December 4, 1995.

  The First National Bank of Boston currently acts as transfer agent and registrar for approximately 1,000 public companies. It has been in business for over 100 years and is presently one of the country's largest stock transfer agents.

  Chesapeake, headquartered in Dover, Delaware, is a diversified utility company engaged in natural gas transmission and distribution, propane distribution, and information technology services.

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